SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2003-45)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2003-45

On December 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2003-45, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2003, among CW as Depositor, COUNTRYWIDE HOME LOAN SERVICING LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2003-45 relating to the distribution date of December 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                       COUNTRYWIDE HOME LOAN SERVICING LP
               Mortgage Pass-Through Certificates, Series 2003-45
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       643,925,153.34    5.250000%     4,885,462.19  2,817,172.55    7,702,634.74       0.00       0.00
                        2A1       151,687,403.73    4.500000%     2,142,930.37    568,827.76    2,711,758.14       0.00       0.00
                        PO          2,510,486.97    0.000000%         7,395.90          0.00        7,395.90       0.00       0.00
Residual                AR                  0.00    5.250000%             0.00          0.05            0.05       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,583,087.24    5.108137%        21,935.27     53,563.45       75,498.72       0.00       0.00
                        B1          5,452,671.14    5.108137%         9,505.28     23,210.83       32,716.11       0.00       0.00
                        B2          3,774,926.17    5.108137%         6,580.58     16,069.03       22,649.61       0.00       0.00
                        B3          2,097,181.21    5.108137%         3,655.88      8,927.24       12,583.12       0.00       0.00
                        B4          1,677,744.97    5.108137%         2,924.70      7,141.79       10,066.50       0.00       0.00
                        B5          1,678,069.18    5.108137%         2,925.27      7,143.17       10,068.44       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        825,386,723.95     -            7,083,315.45  3,502,055.88   10,585,371.33     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       639,039,691.15              0.00
                                2A1       149,544,473.36              0.00
                                PO          2,503,091.07              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,561,151.97              0.00
                                B1          5,443,165.85              0.00
                                B2          3,768,345.59              0.00
                                B3          2,093,525.33              0.00
                                B4          1,674,820.26              0.00
                                B5          1,675,143.91              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        818,303,408.50     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                       COUNTRYWIDE HOME LOAN SERVICING LP
               Mortgage Pass-Through Certificates, Series 2003-45
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   643,925,153.34     5.250000% 12669EWU6     7.416824      4.276867    970.152863
                           2A1   151,687,403.73     4.500000% 12669EWV4    13.751190      3.650169    959.627258
                           PO      2,510,486.97     0.000000% 12669EWW2     2.829264      0.000000    957.544232
Residual                   AR              0.00     5.250000% 12669EWX0     0.000000      0.545070      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,583,087.24     5.108137% 12669EWY8     1.731413      4.227914    991.487250
                           B1      5,452,671.14     5.108137% 12669EWZ5     1.731413      4.227914    991.487250
                           B2      3,774,926.17     5.108137% 12669EXA9     1.731413      4.227914    991.487250
                           B3      2,097,181.21     5.108137% 12669ED60     1.731413      4.227914    991.487250
                           B4      1,677,744.97     5.108137% 12669ED78     1.731413      4.227914    991.487250
                           B5      1,678,069.18     5.108137% 12669ED86     1.731413      4.227914    991.487250
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     825,386,723.95       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       COUNTRYWIDE HOME LOAN SERVICING LP
               Mortgage Pass-Through Certificates, Series 2003-45
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       663,615,462.13   154,687,946.37   818,303,408.50
Loan count                   3661             1009             4670
Avg loan rate           5.706727%        5.193471%             5.61
Prepay amount        4,081,749.54     1,560,989.05     5,642,738.59

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       108,480.55        25,082.94       133,563.50
Sub servicer fees      148,967.74        63,348.55       212,316.29
Trustee fees             5,014.02         1,176.38         6,190.40


Agg advances                  N/A              N/A              N/A
Adv this period          3,933.01             0.00         3,933.01

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             118,128.32        27,842.68       145,971.00
Fraud                6,835,000.00     1,611,000.00     8,446,000.00
Special Hazard       8,253,867.24             0.00     8,253,867.24


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.702428%           100.000000%            798,123,044.05
   -----------------------------------------------------------------------------
   Junior            3.297572%             0.000000%             27,216,152.92
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   392,626.92
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   238,802.27

Totals:                                 3                   631,429.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,585,371.33         10,585,371.33
Principal remittance amount            7,083,315.45          7,083,315.45
Interest remittance amount             3,502,055.88          3,502,055.88